                         Oppenheimer ENTERPRISE FUND
                  Supplement dated September 23, 2004 to the
                      Prospectus dated October 23, 2003

This supplement amends the Prospectus of Oppenheimer Enterprise Fund (the
"Fund") dated October 23, 2003, and is in addition to the supplement dated
July 6, 2004. The Prospectus supplement dated July 23, 2004 is replaced with this supplement.

1.    The note following the "Annual Fund Operating Expenses" table on page 7 is deleted in its entirety and replaced with the following:

      Expenses may vary in future years.  "Other  Expenses"  include  transfer agent fees,  custodial  fees, and accounting and legal expenses the Fund pays.  The  "Other  Expenses"  in the table are  based on,  among  other things,  the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a  voluntary  undertaking  to the Fund to limit  these  fees to 0.35% of  average  daily net  assets per fiscal year for all classes.  That  undertaking  may be amended or withdrawn at any time.  After the waiver,  the actual "Other Expenses" were 0.35% for
      Class A shares,  0.35%  for  Class B  shares,  0.36% for Class C shares,
      0.40% for Class N shares and 0.33% for Class Y shares.

2.    The  paragraph  captioned  "Portfolio  Manager" on page 12 is deleted in its entirety and replaced with the following:

      Effective June 21, 2004, the Fund's  portfolio  manager is Alan Gilston.
      He is the person primarily  responsible for the day-to-day management of the Fund's  portfolio.  Mr. Gilston is a  Vice-President  of the Manager and has been  employed by the Manager  since  September  1997.  Prior to joining the Manager in September  1997,  he was a portfolio  manager for
      Schroder Capital Management  International from August 1987 to September
      1997 and a technology  analyst at Schroder from September 1984 to August
      1987.  From July 1981 to August  1984,  he was a  technology  analyst at the Dreyfus Corporation.

3.    The  paragraph  captioned  "Advisory  Fees" on page 12 is deleted in its entirety and replaced with the following:

      Under the investment  advisory  agreement,  the Fund pays the Manager an advisory fee at an annual rate that  declines as the Fund's assets grow:
      0.75% of the first $200 million of average  annual net assets,  0.72% of the next  $200  million,  0.69% of the next $200  million,  0.66% of the next $200 million,  0.60% of the next $700 million, and 0.58% of average annual net assets over $1.5 billion.  The Fund's  management fee for its last fiscal year ended  August 31, 2003 was 0.75% of average  annual net assets for each class of shares.

4. The  following  new  section  should  be  added  to the end of the  section captioned  "ABOUT  THE  FUND  -  HOW  THE  FUND  IS  MANAGED",  immediately following the paragraph titled "Advisory Fees" on page 12:

            Pending  Litigation.  Three law suits have been filed as  putative derivative  and class  actions  against  the  investment  Manager,
            Distributor   and  Transfer  Agent  of  the  Fund,   some  of  the
            Oppenheimer  funds,  including the Fund, and directors or trustees of some of those  funds.  The  complaints  allege that the Manager
            charged   excessive  fees  for   distribution   and  other  costs,
            improperly  used  assets  of the  funds  in the  form of  directed brokerage  commissions  and 12b-1  fees to pay  brokers to promote sales of Oppenheimer  funds,  and failed to properly  disclose the use of fund  assets to make those  payments  in  violation  of the
            Investment  Company Act and the  Investment  Advisers Act of 1940.
            The   complaints   further   allege  that  by  permitting   and/or
            participating in those actions,  the defendant  directors breached their fiduciary duties to fund  shareholders  under the Investment
            Company  Act and at common  law.  Those law  suits  were  filed on
            August 31,  2004,  September  3, 2004,  and  September  14,  2004,
            respectively,  in  the U.  S.  District  Court  for  the  Southern
            District   of  New   York.   The   complaints   seek   unspecified
            compensatory  and  punitive  damages,  rescission  of  the  funds'
            investment  advisory  agreements,  an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

            The Manager  and the  Distributor  believe the claims  asserted in these law suits to be  without  merit,  and  intend to defend  the suits  vigorously.  The Manager and the Distributor do not believe that the  pending  actions  are likely to have a material  adverse
            effect  on  the  Fund  or  on  their   ability  to  perform  their
            respective  investment  advisory or  distribution  agreements with the Fund.

September 23, 2004                                                PS0885.033